Exhibit 10.22

EXECUTION COPY

SECOND amendment TO MEMBERSHIP INTEREST
PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of March 1, 2021 (the “Amendment Effective Date”) by and between CEFF Morehead Property, LLC, a Delaware limited liability company (“Seller”), and AppHarvest Morehead Farm, LLC, a Delaware limited liability company (“Buyer”). Seller and Buyer are sometimes individually referred to as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the MIPSA (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Membership Interest Purchase and Sale Agreement, dated as of December 1, 2020, as amended by that certain Full Facility Completion Certificate, dated as of January 13, 2021 (the “MIPSA”); and

WHEREAS, the Parties desire to amend the MIPSA to make certain clarification thereto, as further described herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the sufficiency of which is acknowledged by both Parties, the Parties do hereby agree as follows:

Article I
AMENDMENTS AND COVENANTS

1.1              Amendment. The Parties hereby agree to amend the MIPSA as follows:

(a)               The first two sentences of Section 7.4 of the MIPSA shall be deleted in their entirety and replaced with the following text:

“Seller shall be responsible for all Taxes associated with the Interests attributable to pre-closing Tax periods (other than any state use taxes incurred with respect to the development and construction of the Facility which shall remain unpaid as of Closing and which shall not be included in the Closing Date Cost Report). Buyer shall be responsible for all Taxes associated with the Interests attributable to post-closing Tax periods and any state use taxes incurred with respect to the development and construction of the Facility.”

(b)               The following text shall be added to the MIPSA as a new Section 7.10 thereto:

“7.10 Payment of Performance Rent. Within ninety (90) days after the Closing Date, Buyer shall pay to Seller an amount equal to (a) any Performance Rent (as defined in the Master Lease Agreement) for the Quarter (as defined in the Master Lease Agreement) in which the Closing occurs, calculated on a pro rata basis for the period beginning on the first day of such Quarter (as defined in the Master Lease Agreement) and ending on the Closing Date, minus (b) any portion of such Performance Rent (as defined in the Master Lease Agreement) paid to Seller on or prior to the Closing Date.”

Article II
MISCELLANEOUS

2.1              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding any laws thereof which would direct application of law of another jurisdiction.

2.2              No Modification. Except as otherwise modified by this Amendment, all terms and conditions of the MIPSA shall remain in full force and effect, and the Parties do hereby ratify and confirm the MIPSA as modified hereby. As of the Amendment Effective Date, the terms and conditions of this Amendment shall be deemed a part of the MIPSA for all purposes and all references to the MIPSA shall hereafter refer to the MIPSA as modified by this Amendment.

2.3              Authority. Each Party has duly authorized the execution and delivery of this Amendment and represents that the individual executing this Amendment on behalf of the Party has the legal authority to bind the respective Party.

2.4              Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

2.5           Counterparts. This Amendment may be executed in any number of counterparts, and by the different Parties in separate counterparts (which may be delivered by facsimile or electronic mail which attaches a portable document format (.pdf) document), each of which when executed shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment under seal as of the Amendment Effective Date.

SELLER:

CEFF MOREHEAD PROPERTY, LLC

By: EqCEF I, LLC, its manager

By:	/s/ Nick Houshower
Name: Nick Houshower
Title: Principal

[Signature Page to Second Amendment to MIPSA]

BUYER:

APPHARVEST MOREHEAD FARM, LLC

By:	/s/ Loren Eggleton
Name: Loren Eggleton
Title: Chief Financial Officer

[Signature Page to Second Amendment to MIPSA]